 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2021

ADVANCE AUTO PARTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16797	54-2049910
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2635 East Millbrook Road, Raleigh, North Carolina 27604
(Address of principal executive offices) (Zip Code)

(540) 362-4911
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	AAP	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2021 Annual Meeting of Stockholders of Advance Auto Parts, Inc. (the “Company”) was held on Wednesday, May 26, 2021. The following matters were submitted to a vote by the stockholders: (1) election of nine nominees to serve as members of the Board of Directors until the 2022 Annual Meeting of Stockholders, (2) non-binding advisory vote to approve the compensation of the Company’s named executive officers, (3) ratification of the appointment of Deloitte and Touche LLP as the Company’s independent registered public accounting firm for 2021, and (4) non-binding advisory vote to approve the stockholder proposal regarding amending our proxy access rights to remove the shareholder aggregation limit.

All nominees were elected to the Board of Directors with the following vote counts:

	FOR	AGAINST	ABSTAIN
Carla J. Bailo	54,699,301	107,232	7,517
John F. Ferraro	52,755,262	2,048,837	9,951
Thomas R. Greco	54,642,334	162,511	9,205
Jeffrey J. Jones II	54,025,995	778,931	9,124
Eugene I. Lee, Jr.	53,400,847	1,404,410	8,793
Sharon L. McCollam	52,128,175	2,678,982	6,893
Douglas A. Pertz	54,468,320	335,704	10,026
Nigel Travis	54,197,052	607,437	9,561
Arthur L. Valdez Jr.	54,714,303	89,929	9,818

There were 3,158,203 broker non-votes recorded for each nominee.

The compensation of the named executive officers was approved by the following non-binding advisory vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
53,342,138	1,446,285	25,627	3,158,203
Stockholders ratified the appointment of Deloitte and Touche LLP as the Company’s independent registered public accounting firm for 2021. The vote on the proposal was as follows:

FOR	AGAINST	ABSTAIN
57,451,372	512,709	8,172

A majority of the Company’s outstanding shares were cast against the non-binding advisory vote to approve the stockholder proposal regarding amending our proxy access rights to remove the shareholder aggregation limit. The vote on the proposal was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
22,584,288	32,164,540	65,222	3,158,203

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number

101.1	Pursuant to Rule 406 of Regulation S-T, the cover page to this Current Report on Form 8-K is formatted in Inline XBRL.
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document included in Exhibit 101.1).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCE AUTO PARTS, INC.
(Registrant)

Date: June 1, 2021	/s/ Jeffrey W. Shepherd
Jeffrey W. Shepherd
Executive Vice President, Chief Financial Officer